Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the ETF Managers Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the ETF Managers Trust for the period ended March 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the ETF Managers Trust for the stated period.

/s/ Samuel Masucci III Samuel Masucci III Principal Executive Officer, ETF Managers Trust	/s/ John A. Flanagan John A. Flanagan Principal Financial Officer/Treasurer, ETF Managers Trust

Dated: January 15, 2021	Dated: January 15, 2021

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the ETF Managers Trust for purposes of Section 18 of the Securities Exchange Act of 1934.